                         PROPERTY MANAGEMENT AGREEMENT
                         -----------------------------

          This Property Management Agreement (this "AGREEMENT") is made as of May 24, 1996, by and between LOAN ASSET STRUCTURED TRUST I, a Delaware trust, having an address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 ("OWNER"), and G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 439 North Bedford Drive, Beverly Hills, California 90210 ("MANAGER"), with respect to the following:


                                    RECITALS
                                    --------

          A. Owner owns that certain real property commonly known as 436 North Bedford Drive, Beverly Hills, California, more particularly described in the attached Exhibit "A", together with all improvements thereon, all easements,
         -----------
rights and appurtenances thereto, and all personal property used in connection therewith (collectively, the "PROPERTY").

          B. The Property was acquired from Manager by Owner in satisfaction of certain obligations of Manager to Owner, and in accordance with that certain Agreement for Deed in Lieu of Foreclosure between Owner and Manager, dated as of May 24, 1996 (the "DEED IN LIEU AGREEMENT"). As a material inducement and consideration to Owner for entering into the Deed in Lieu Agreement, Manager has agreed to manage the Property for Owner and to provide certain other services for the Property as an independent contractor and in accordance with the terms and conditions of this Agreement. Capitalized terms not defined herein shall have the meaning ascribed to them in the Deed in Lieu Agreement.

          C. Manager is in the business of managing properties, and Manager represents and warrants to owner that Manager has all necessary licenses required by any applicable law to engage in such business and covenants and agrees to maintain such licenses.

          NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Manager hereby agree as follows:


                                   ARTICLE 1
                                   ---------
                          BASIC EMPLOYMENT PROVISIONS
                          ---------------------------

          1.1  Employment.  Owner hereby employs Manager to lease, manage,
               ----------
operate, repair and maintain the Property, and to perform the other services required by this Agreement, for the compensation and duration, and subject to the terms and conditions, set forth herein. Manager hereby accepts such employment and agrees to provide such services in compliance with this Agreement.

          1.2  Term. The term of Manager's employment under this Agreement shall
               ----
commence on the Closing Date and continue until Owner or Manager terminates this Agreement in accordance with Article 7 hereof, or until the Property is sold,
                             ---------
transferred, deeded or conveyed by Owner to any Person (as hereinafter defined) not an Affiliate (as hereinafter defined) of Owner, in which latter event this Agreement shall automatically and immediately terminate without notice. Upon termination of this Agreement, neither party shall have any further rights or obligations hereunder except as otherwise expressly provided herein and except for accrued rights and obligations as of such termination date.


                                   ARTICLE 2
                                   ---------
                       DUTIES AND OBLIGATIONS OF MANAGER
                       ---------------------------------

          2.1   General.  Subject to the approval rights of Owner set forth in
                -------
this Agreement, Manager shall provide normal and customary property management services for the Property. Manager's obligations shall include the specific duties set forth in this Agreement.

          2.2   Standard for Performance by Manager. Manager shall use diligent
                -----------------------------------
professional efforts to perform the services required hereunder.

          2.3   Specific Services.
                -----------------

          2.3.1 Record-Keeping. Manager shall maintain, at Manager's office (as
                --------------
that address may be changed from time to time pursuant to the notice provisions hereof) , such accurate books of account and records of transactions relating to the Property as are customarily maintained by managers of similar properties, and as may otherwise be reasonably required by Owner or by this Agreement. Such records shall include, without limitation, originals (or where unavailable, copies) of leases, service contracts, invoices, receipts, warranties, and all correspondence and informational materials relating thereto or to the Property. Manager shall make such records available to Owner, its accountants and other agents for inspection at Manager's place of business at any time during reasonable business hours. Upon Owner's request and at Manager's cost, Manager shall duplicate such materials and forward copies thereof to Owner.

          2.3.2  Collection and Deposit of Funds.  Manager shall take all action
                 -------------------------------
reasonably required to collect rents, utility or common area payments and all other funds payable under tenant leases on their respective due dates, parking receipts, and all other revenues generated by the Property. Manager shall deposit such funds in the Collection Account referred to in Article 4 hereof in
                                                            ---------
accordance therewith. No second party checks shall be accepted by Manager.

          2.3.3  Other Reports. Manager shall promptly provide to Owner such
                 -------------
reports, records and documents relating to the Property as Owner may from time to time reasonably request. Manager shall comply promptly with written instructions given by Owner concerning the specific form or content of such reports, records or documents. Such additional reports, records and documents may include, without limitation, an inventory of equipment, furniture and other personal property of Owner located on the Property, salary schedules, rent schedules, forms and brochures utilized for the Property, service contracts, leasing status reports, tenant improvement work-in-progress reports, and tenant profile reports.

          2.3.4  Leasing.  Manager shall use diligent professional efforts to
                 -------
obtain qualified new tenants for the Property, and to renew, relocate and/or expand the premises (as appropriate) of existing tenants at the Property. In connection therewith and in furtherance thereof, Manager shall:

          (a) Promote such leasing by the reasonable use of such promotional aids as it deems necessary or appropriate in accordance with the Approved Budget (as hereinafter defined); and

          (b) Negotiate, sign, renew, amend, terminate or cancel leases for the Property or any part thereof, and handle all related tenant inquiries, disputes and requests; provided, however, that the form and substance of all leases, renewals, amendments, terminations and cancellations, notices to tenants of default, and the identity and financial capacity of individual tenants, must be approved by Owner in writing prior to the execution and delivery of any such documents.

          2.3.5  Enforcement.  Among other duties, Manager, with the prior
                 -----------
written consent of Owner in each instance, shall:

          (a) Terminate tenancies by signing and serving such notices and taking such actions as are deemed necessary or appropriate;

          (b) In the name of Owner, institute and prosecute actions to evict defaulting tenants and recover possession of their premises;

          (c) In the name of Owner, sue to recover rents and other sums due in connection with the Property, and otherwise enforce the rights of Owner under any lease or other agreement relating to the Property;

          (d) Engage legal counsel to pursue the actions set forth in subparagraphs (b) and (c) of this Subsection 2.3.5; and
                                  ----------------

          (e) Settle any actions relating to the Property.

          2.3.6  Construction Coordination. Upon the prior written request of
                 -------------------------
Owner, Manager shall serve as a construction coordinator for construction at the Property (other than for major capital improvements to be constructed at the Property). Manager shall not act as, nor be deemed to be, a contractor unless specifically requested by Owner in writing to provide such services. Manager shall coordinate the services of the contractors engaged to perform construction work at the Property. In connection therewith, Manager may:

          (a) Provide prospective or renewing tenants with space planning services (including, without limitation, preparing working drawings) to the extent Manager reasonably believes such services should be provided to attract or retain such tenants and the expenses therefor are included in the Approved Budget or otherwise approved by Owner in writing;

          (b) Arrange for routine or minor capital improvements for the Property in accordance with the Approved Budget or Owner's other written instructions; and

          (c) Provide construction coordination for the remodeling and construction of both tenant improvements and alterations to the common areas of the Property.

All construction services shall be contracted for in the name of Owner and be performed by licensed contractors.

          2.3.7  Repairs and Maintenance.  Manager shall arrange for and
                 -----------------------
supervise inspections of the Property and all repairs, replacements, alterations, additions, improvements, decorations and maintenance (collectively "REPAIRS") on the Property. The Repairs shall include repairs of any personal property located on the Property and owned by Owner. Manager shall purchase such supplies and equipment for performing Repairs at the Property as Manager reasonably deems necessary or appropriate. Manager shall not make or incur Extraordinary Expenditures (as hereinafter defined) for any Repairs without the prior written approval of Owner except where, in the reasonable opinion of Manager, an emergency necessitates such expenditure. In that event, Manager shall promptly report such expenditure to Owner. The term "EXTRAORDINARY EXPENDITURES," as used herein, shall mean expenditures which are not included in the Approved Budget and which exceed $5,000.00 in the aggregate for any Repair or group of related Repairs.

          2.3.8  Competitive Bids. Manager shall obtain at least two bids from
                 ----------------
qualified contractors and vendors for each expenditure or group of related expenditures (except expenditures pursuant to any service contracts in effect on the Closing Date) which exceed $5,000.00, and for each service contract (except any service contract in effect On the Closing Date) which can reasonably be expected to exceed $10,000.00 per annum. In the case of single expenditures exceeding $5,000.00, or service contracts (except any service contract in effect on the Closing Date) exceeding $10,000.00 per annum, Manager shall obtain a minimum of three bids.

          2.3.9  Customary Services. Manager shall contract for all services to
                 ------------------
tenants which are customarily rendered in connection with the operation of real property like the Property (hereinafter referred to as "CUSTOMARY SERVICES"), and Manager shall comply with all such contracts. Such contracts shall be entered into in the name of the Property, in Manager's own name as agent for Owner, or, with the prior written consent of Owner, in the name of Owner. Customary Services shall include, but not be limited to, parking management, janitorial services, landscaping service, security and guard services, storage and warehousing services, and air conditioning maintenance services. All independent contractors engaged to perform Customary Services pursuant to this Agreement shall carry policies of insurance with coverage limits of not less than $1,000,000.00 for each of comprehensive automobile liability insurance and comprehensive general liability insurance, plus the statutory minimum coverage for workers' compensation insurance and employees' liability. All contracts for Customary Services shall be terminable by Manager or Owner without cause, upon thirty (30) days' prior written notice.

          2.3.10  Insurance. Manager shall obtain all insurance for the Property
                  ---------
described in the attached Schedule I. The premiums for such insurance shall be
                          ----------
at Owner's expense. Such insurance shall be in a form and underwritten by a company or companies acceptable to

Owner in its sole and absolute discretion, and Owner may, from time to time, require Manager to obtain such additional coverage or other insurance as Owner in its sole and absolute discretion believes is necessary to protect Owner, Manager, and the Property. All policies of insurance shall name Owner as the insured party and Manager as an additional insured party. Manager shall not settle any claims covered by insurance without the prior written consent of Owner. Manager shall not be responsible for the type, amount or sufficiency of liability, casualty or other insurance on the Property, so long as Manager complies with the terms of this Section 2.3.10. Owner's insurance will be
                                --------------
primary with respect to all Property operations claims.

          2.3.11  Governmental Requirements.  Manager shall lease, manage,
                  -------------------------
operate, repair and maintain the Property in compliance with the requirements of all applicable laws, rules and regulations, and shall promptly advise Owner of any notices from governmental authorities relating to the Property. At the request of Owner, Manager shall cause the Property to comply with any governmental requirements. Manager may, with the prior written consent of Owner, oppose or appeal any governmental requirement it deems unwarranted, and Manager may, with the prior written consent of Owner, compromise or settle any dispute with a governmental authority regarding such requirements.

          2.3.12  Employees.  Manager shall employ, or cause an Affiliate to
                  ---------
employ, such employees as Manager deems necessary or appropriate to fulfill its duties hereunder. All persons engaged by Manager pursuant to this Agreement shall be employees of Manager and not of Owner. Manager shall: (a) pay all wages and other benefits payable to its employees; (b) maintain adequate payroll records for all its employees; (c) remit to the proper governmental authorities all required income and social security withholding taxes, unemployment insurance payments, workers' compensation payments and such other amounts with respect to wages and other benefits payable to such employees as may be required under applicable laws, together in each case with all required reports or other filings; and (d) obtain, maintain and administer all medical, disability and other insurance and other fringe benefits as may be required by law or pursuant to Manager's contract with the particular employee involved. Manager shall cause all of its employees who handle funds to be bonded by a fidelity bond or insurance, covering all such employees in an aggregate amount of not less than $1,000,000.00.

          2.3.13  Expenses.  Manager shall pay out of the Disbursement Account
                  --------
(as hereinafter defined) all routine operating expenses in accordance with the Approved Budget, and such other expenses as are authorized by Owner in writing; provided, however, that all expenses of the Property accruing prior to the Closing Date shall be the sole responsibility of Manager, and Manager shall timely pay the same out of its own funds.

          2.3.14  Rules and Regulations.   Manager shall make any necessary or
                  ---------------------
appropriate rules and regulations for the operation of the Property; provided, however, that no such rules and regulations (other than those in effect on the Closing Date) shall be effective until approved by Owner in writing.

          2.3.15  Taxes and Assessments; Insurance.  Manager shall pay out of
                  --------------------------------
the Disbursement Account all real property taxes, water and sewer charges, other charges or assessments of every nature with respect to the Property and all insurance premiums. Manager may, with the prior written consent of Owner, and shall, if instructed by Owner in writing, defend against, seek revision of or appeal any assessment or charge deemed improper, or pay any such charge or assessment under protest and seek a refund thereof. Manager, may, if it deems advisable, with the prior written consent of Owner, employ independent real estate experts acceptable to Owner for appraisals and testimony in connection with such actions. Manager shall not compromise or settle any such proceeding or claim without the prior written consent of Owner. Manager shall diligently pursue a reassessment of the Property for property tax purposes in accordance with the terms hereof.

          2.3.16  Consultants and Contractors. To the extent Manager deems it
                  ---------------------------
necessary to perform this Agreement, Manager shall negotiate, deliver to Owner for Owner's written approval, and after Owner's written approval has been obtained, execute contracts with architects, engineers, accountants, attorneys, tradesmen and other independent contractors whose services are required by this Agreement. Manager shall diligently supervise the performance of the services rendered by such consultants and contractors.

          2.3.17  Advertising and Public Relations. With Owner's prior written
                  --------------------------------
approval, Manager shall place any newspaper advertisements, radio or television spots or other media advertising which Manager believes are appropriate. All advertising and promotional contracts shall adhere strictly to the Approved Budget unless Owner otherwise specifically consents in writing.

          2.3.18  Legal Representative. Where legal assistance is needed for any
                  --------------------
matter in connection with the management of the Property including, but not limited to, enforcing collection of rents or eviction of a tenant, legal assistance shall be obtained through counsel designated or approved by Owner and legal action undertaken shall be in Owner's name. Unless Owner otherwise notifies Manager, Owner approves the retention of Cadwalader, Wickersham & Taft for purposes of collections of rents or evictions. All such legal expenses, including that of counsel, shall be borne by Owner.

                                    ARTICLE 3
                                    ---------
                                     BUDGET
                                     ------

          3.1  Compliance With Budget.  All activities of Manager undertaken
               ----------------------
or performed pursuant to this Agreement shall be undertaken and performed in substantial compliance with the Approved Budget referred to in this Article 3.
                                                                    ---------
Manager shall not incur discretionary costs, fees or expenses which exceed the amount budgeted for any line item or category of expense by more than $1,000.00 unless otherwise expressly authorized in this Agreement or authorized by Owner in writing.

          3.2  Initial Budget. Manager has submitted to Owner for Owner's
               --------------
approval a monthly budget for the Property for the period commencing on the Closing Date and continuing monthly for 9O days thereafter (the "INITIAL BUDGET"). A copy of the Initial Budget is attached hereto as Exhibit "B". The Initial Budget is to be in the form and
                      -----------
contain the content Owner requires, and to detail all costs, fees and expenses Manager expects to incur monthly in the performance of this Agreement for the period covered by the Initial Budget. The Initial Budget, hereby approved by Owner, is hereafter called the "APPROVED BUDGET."

          3.3  Subsequent Budgets.  The Approved Budget shall be updated and a
               ------------------
revised budget shall be submitted by Manager to Owner for Owner's written approval not less frequently than every 180 days and, in any event, not less than 30 days before the expiration of the latest Approved Budget.

          3.4  Approval of Budgets. Owner, in its sole and absolute discretion,
               -------------------
shall approve or disapprove any budget submitted to it for approval pursuant to
Section 3.3 hereof within fifteen (15) business days after Owner's receipt of a
- -----------
budget which is in the form and which contains the substance required by Owner. If Owner fails to approve a budget within said fifteen (15) business day period, such budget shall be deemed disapproved by Owner. If any tendered budget is disapproved by Owner, Manager shall continue to perform its obligations under this Agreement in accordance with the last Approved Budget.


                                   ARTICLE 4
                                   ---------
                              ACCOUNTS AND RECORDS
                              --------------------

          4.1  Bank Accounts.
               -------------

          4.1.1  Establishment and Funding of Collection, Owner and Disbursement
                 ---------------------------------------------------------------
Accounts. Manager shall open a collection account (hereafter the "COLLECTION
- --------
ACCOUNT"), in Manager's name as agent for Owner at a bank agreed upon by Manager and Owner (the "COLLECTION ACCOUNT BANK"). The next business day after collection, Manager shall deposit in the Collection Account all rents, security deposits and other funds collected by Manager from the leasing, management, operation, repair and maintenance of the Property, including, without limitation, all parking receipts. Pursuant to the Letter of Instruction delivered to the Collection Account Bank (the "LETTER OF INSTRUCTION") in substantially the form attached hereto as Exhibit "C", Manager will authorize
                                          -----------
and direct the Collection Account Bank to transfer on a daily basis all funds deposited in the Collection Account in excess of the minimum daily balance required by the Collection Account Bank to maintain an account with it (not to exceed $20,000.00) to account no. 40007-0, which account is maintained in the name of Owner at Wilmington Trust Company whose address is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Mr. David Vanaskey, Jr. (ABA No. 031 100 092) (the "OWNER ACCOUNT"). Owner may elect to change the financial institution at which the Owner Account is maintained; provided, however, that Owner shall give Manager and the Collection Account Bank not fewer than thirty (30) days' prior notice of such change. The Owner Account shall be under the sole dominion and control of Owner, and Manager shall have no right of withdrawal in respect of the Owner Account. Manager shall open a second account (hereinafter the "DISBURSEMENT ACCOUNT"), in Manager's name for the benefit of Owner at a bank agreed upon by Manager and Owner. On the 10th day of each calendar month during the term of this Agreement,

Owner shall deposit into the Disbursement Account an amount equal to the monthly Approved Budget, for Manager's use in paying, on Owner's behalf, amounts due and payable in connection with Manager's leasing, management, operation, repair and maintenance of the Property, all in strict accordance with the Approved Budget and the terms and conditions of this Agreement. Funds in the Disbursement Account shall not be used by Manager to pay expenses of the Property accruing prior to the Closing Date. Manager shall timely pay those expenses out of Manager's own funds.

          4.1.2  Authorized Signatories. Any officer of Manager shall be
                 ----------------------
authorized to withdraw funds from the Disbursement Account in amounts not to exceed $5,000.00 per check, provided the withdrawal is consistent with and authorized by the latest Approved Budget or is otherwise authorized by Owner in writing. The signature of one (1) officer or agent of, or attorney-in-fact for, the owner trustee of Owner shall be required on all checks in excess of $10,000.00. Manager is authorized by Owner to endorse any and all checks in regard to the Property drawn to the order of Owner for deposit in the Collection Account Bank.

          4.1.3  Expenditures from Disbursement Account; Replenishment.  Subject
                 -----------------------------------------------------
to the limitations contained in Section 4.1.2 hereof, Manager shall, without further authorization and prior to delinquency or assessment of any late charge, pay from the Disbursement Account all costs, fees and expenses incurred by it which are consistent with and authorized by the latest Approved Budget, including, without limitation, amounts for maintenance and repair of the Property, leasing and marketing expenses, and, only after all other costs, fees and expenses to be paid in the relevant month have been paid, the fees to Manager payable pursuant to Article 5 hereof. If the Disbursement Account
                            ---------
contains insufficient funds to pay all costs, fees and expenses (including, without limitation, the refund of any security deposit as required by law or the applicable lease, but only with Owner's prior written consent) incurred pursuant to this Agreement, Manager shall have no personal obligation to pay the same, but Manager shall immediately submit to Owner either a revised budget, in accordance with Section 3.3 hereof, or a report stating the reason for the
                -----------
deficiency. Upon receipt of additional funds in the Disbursement Account, Manager shall make the remaining payments set forth in this Section 4.1.3.
                                                                    -----
          4.2    Periodic Accounting and Reports.
                 --------------------------------

          4.2.1  Monthly Reports. On or before (a) the 1st day of each calendar
                 ---------------
month during the term of this Agreement, Manager shall deliver to Owner a preliminary, and (b) on or before the 15th day of each calendar month during the term of this Agreement, Manager shall deliver to Owner a final, income and expense report with respect to the Property, in form reasonably satisfactory to Owner, reflecting: (i) a summary of the relevant terms of all new leases executed during the preceding calendar month; (ii) gross rentals collected during the preceding calendar month; (iii) all expenses paid during the preceding month; (iv) all leases under which the tenant is more than ten (10) days in arrears in the payment of rent or any other payment due thereunder, or under which the tenant is otherwise in default, specifying the amount of a monetary default and the nature of any non-monetary default; and

(v) such other information as Owner may from time to time require. Such report shall include a written explanation of any material deviations from the Approved Budget.

          4.2.2  Quarterly Accounting and Reports. On July 1, 1996, and
                 --------------------------------
thereafter on or before each October 1, January 1, April 1 and July 1 of each calendar year during the term of this Agreement, Manager shall prepare and deliver to Owner a preliminary quarterly report, and on July 15, 1996, and thereafter on or before each October 15, January 15, April 15 and July 15 of each calendar year during the term of this Agreement, Manager shall prepare and deliver to Owner a final quarterly report, containing an itemization of all security deposits, leasing revenue and costs, fees and expenses paid and incurred for the preceding calendar quarters and a reconciliation thereof with the most recently Approved Budget. Such quarterly report shall be in such detail as Owner may reasonably require.

          4.2.3  Annual Accounting. As soon as practicable after the end of each
                 -----------------
twelve (12) month period ending each March 31 during the term of this Agreement, but in any event on or before April 15 of each calendar year during the term of this Agreement, Manager shall prepare and deliver to Owner an itemized income and expense statement, separately categorizing security deposits, leasing revenue and costs, fees and expenses paid and incurred for the preceding twelve
(12) months, or portion thereof, and a reconciliation thereof with the latest Approved Budget. The annual accounting shall also include an itemization of fees paid to Manager pursuant to Article 5 hereof and a final computation of the fees
                            ---------
payable to Manager as reflected by the annual accounting.

          4.2.4  Final Accounting.   Within fifteen (15) calendar days after the
                 ----------------
termination of this Agreement, Manager shall prepare and deliver to Owner a final accounting of security deposits and all Property revenue from all sources, separately categorized, received by Owner (if known to Manager) and by Manager for the account of Owner during the term of this Agreement, and all costs, fees and expenses paid or incurred by Manager pursuant to the terms of this Agreement. The final accounting shall be in such detail as Owner may reasonably require.

          4.2.5  Certification and/or Audit of Annual and Final Accounting. The
                 ---------------------------------------------------------
reports and accountings required hereby shall be certified by an authorized officer of Manager, and, at Owner's request, accountings required by Sections
                                                                     --------
4.2.3 and 4.2.4 shall be audited by an independent certified public accountant
- -----     -----
approved by Owner. The costs, fees and expenses of any audit required pursuant to this Section 4.2.5 shall constitute an operating expense under this Agreement
        -------------
which shall be deemed part of the Approved Budget paid from the Disbursement Account, unless the accounting of Manager is shown by the audit to be incorrect by 2.0% or more, in which case Manager shall pay the cost of the audit from its own funds.


                                   ARTICLE 5
                                   ---------
                            COMPENSATION TO MANAGER
                            -----------------------

          5.1    Property Management. Owner shall pay to Manager a monthly fee
                 -------------------
throughout the term of this Agreement (the "MANAGEMENT FEE") equal to 4.0% of the Cash Income (as hereinafter defined) received from the Property per month, for Manager's property management services and performance of its other duties and obligations hereunder. The Management Fee shall be payable from the Disbursement Account pursuant to Section 4.1.3 or, if amounts therein are insufficient, directly by
            -------------
Owner following notice from Manager. The monthly fee shall be prorated for any partial month based upon the actual number of days in such month.

                          [INTENTIONALLY LEFT BLANK]

          As used in this Section 5. 1, "CASH INCOME" means, for any period,
                          ------------
all income of Owner during such period from the Property, including, without limitation:

               (i) all amounts paid as rent relating to the Property by tenants (but excluding CAM charges and other reimbursements of expenses by such tenants and lease termination fees); and

              (ii) all other amounts which in accordance with cash basis accounting should be included in Owner's annual financial statements as operating income of the Property.

Notwithstanding the foregoing, Cash Income shall not include (v) any condemnation proceeds or insurance proceeds, (w) security deposits received from tenants until forfeited, and (x) any extraordinary income, such as settlements of legal claims or lease disputes.

          5.2    New Leases and Leasing Renewals and Expansions. Manager shall
                 ----------------------------------------------
not receive separate leasing commissions for its leasing of the Property. Manager hereby acknowledges and agrees such work is part of its duties and obligations hereunder, and that its only compensation therefor shall be the Management Fee.

          5.3    Construction Coordination.  Manager shall not receive a
                 -------------------------
separate construction fee for tenant improvement work coordinated and supervised by Manager at the Property. Manager hereby acknowledges and agrees such work is part of its duties and obligations hereunder, and that its only compensation therefor shall be the Management Fee.

          5.4  Time of Payment. The fees payable hereunder to Manager shall be
               ---------------
paid monthly, in arrears, on the last day of each calendar month during the term hereof, in accordance with Section 4.1.3 and Schedule 5.1 hereof.
                           -------------     ------------


                          [INTENTIONALLY LEFT BLANK]

                                   ARTICLE 6
                                   ---------
                                INDEMNIFICATION
                                ---------------

          6. 1  Manager's Indemnity.  Manager shall indemnify and hold harmless
                -------------------
Owner, any Affiliate of Owner, and any officer, director, agent or employee of Owner or of any Affiliate of Owner from and against any claims, damages, demands, liabilities, losses, and expenses, including reasonable attorneys' fees and costs pertaining thereto (hereafter collectively "Claims"), resulting from:
(i) Manager's activities at the Property to the extent such activities are outside the scope of this Agreement; (ii) Manager's negligence; (iii) Manager's willful or intentional misconduct; (iv) Manager's fraud; (v) Manager's breach of any duty or obligation contained in this Agreement; and (vi) as otherwise described in the environmental indemnity contained in the attached Rider "1".
                                                                   ---------
The term "MANAGER", as used in clauses (i) through (vi) of this Section 6.1
                                                                -----------
only, shall mean Manager, any partner, shareholder, officer, director, agent or employee of Manager or of any Affiliate of Manager.

          6.2  Status of Manager. Manager and Owner acknowledge that Manager is
               -----------------
acting under this Agreement solely as an independent contractor and not as a partner, joint venture or employee of Owner. Manager acknowledges that Manager shall have no authority to act for or bind or obligate Owner in any manner whatsoever, except to the extent expressly provided herein or otherwise specifically authorized in writing by Owner.


                                   ARTICLE 7
                                   ---------
                           TERMINATION OF AGREEMENT
                           ------------------------

          7. 1  Termination by Owner. Owner shall have the right to terminate
                --------------------
this Agreement with or without cause, immediately upon delivery of written notice to Manager. Such notice shall specify the date upon which this Agreement shall terminate, which date shall be determined by Owner in its sole and absolute discretion, but shall be not less than thirty (30) days after the date of such notice unless such termination is based upon Manager' 5 failure to perform its duties and obligations hereunder. Upon such termination, neither party shall have any further rights or obligations hereunder, except for accrued rights and obligations as of the date of termination.

          7.2  Termination by Manager. Manager shall be entitled to terminate
               ----------------------
this Agreement for any reason, but only upon ninety (90) days' prior written notice to Owner unless such termination is based upon Owner's failure to perform its duties and obligations hereunder. Upon the effective date of such notice, this Agreement shall terminate, and neither party shall have any further rights or obligations hereunder, except for accrued rights and obligations as of the date of such termination.

          7.3  Termination. Upon termination of this Agreement and unless
               -----------
instructed otherwise by Owner in writing, Manager shall immediately deliver all funds remaining in the Collection Account and the Disbursement Account to Owner (and Owner shall have the right to transfer such accounts to Owner), shall deliver all documents and records relating to the Property to Owner, and shall otherwise assist and cooperate with Owner in ensuring a smooth transition of the leasing, management, operation, repair and maintenance activities of the Property .


                                   ARTICLE 8
                                   ---------
                                 MISCELLANEOUS
                                 -------------

          8.1   Notices. All notices under this Agreement shall be in writing
                -------
and shall be made in accordance with Section 26 of the Deed in Lieu Agreement.

          8.2  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the parties with respect to the matters discussed herein, and all prior negotiations and agreements are merged herein. Neither this Agreement nor any provisions hereof may be changed, waived, altered or modified, except by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The failure of either party to enforce at any time, or for any period of time, any provision of this Agreement shall not be construed to be a waiver of such provision.

          8.3  Attorneys' Fees.  Should any litigation be commenced between the
               --------------
parties hereto or their representatives, or should any party institute. any proceeding in a bankruptcy or similar court which has jurisdiction over any other party hereto or any or all of its property or assets concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys fees and costs in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

          8.4  Validity. In the event that any provision of this Agreement shall
               --------
be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

          8.5  Survival of Rights.  Except as provided herein to the contrary,
               ------------------
this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective permitted successors and assigns.

          8.6  Waiver. No consent or waiver, express or implied, by a party to
               ------
or of any breach or default by another party in the performance by such other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party hereunder. Failure on the part of a party to complain of any act or failure to act of another party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder. The giving of consent by a party in any one instance shall not limit or waive the necessity to obtain such party's consent in any future instance.

          8.7  Terminology. All personal pronouns used in this Agreement,
               -----------
whether used in the masculine, feminine, or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. The use herein of the word "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific terms or matters set forth h]immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fail within the broadest possible scope of such general statement, term or matter.

          8.8   Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

          8.9   Survival of Indemnity Obligations. Any and all indemnity
                ---------------------------------
obligations of Manager shall survive any termination of this Agreement.

          8.10  Captions.  Any captions to, or headings of, the articles,
                --------
sections, subsections, paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of validity of this Agreement or any provision hereof.

          8.11  Governing Law. This Agreement shall be construed in accordance
                -------------
with and governed by the laws and the decisions of the courts of the State of California.

          8.12  Further Assurances. Each party hereto shall from time to time do
                ------------------
such additional acts and execute and deliver such further instruments as the other party or its counsel may reasonably request to effectuate the intent of this Agreement.

          8.13  Nondiscrimination.   Manager agrees and obligates itself not to
                -----------------
discriminate during the performance of this Agreement against any employee or applicant for employment because of the employee's or applicant's race, religion, national origin, ancestry, sex , sexual orientation, age, or physical handicap. All contracts awarded hereunder shall contain a like nondiscrimination clause.

          8.14  Subcontracts with Affiliates. Manager shall not enter into any
                ----------------------------
contracts, subcontracts or other agreements in respect of the Property with an Affiliate of Manager unless the prior written consent of Owner is first obtained. For purposes of this Agreement, an "AFFILIATE" means any person who:
(i) is directly or indirectly controlling, controlled by or under common control with another person; (ii) owns or controls 10.0% or more of the outstanding securities of that other person; (iii) is an officer, director or general partner of that person, and (iv) any person who is an officer, director, general partner, trustee or holder of 10.0% or more of the voting securities of any of the foregoing. "PERSON" shall include any individual, partnership, joint venture, corporation, association, joint stock company, trust, unincorporated organization or other legal entity.

          8.15  Exhibits, Schedules, Riders. All exhibits, schedules and riders
                ---------------------------
attached hereto are an integral part of this Agreement and fully incorporated herewith.

          8.16  Owner's Approval.  Whenever any matter must be consented to,
                ----------------
authorized or approved by Owner under the terms of this Agreement, such consent, authorization and approval may be given or denied in Owner's sole and absolute discretion unless otherwise specified herein.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               "OWNER"

                               LOAN ASSET STRUCTURED TRUST I,
                               a Delaware trust

                               By:  WILMINGTON TRUST COMPANY,
                                    not in its individual capacity,
                                    but solely as owner trustee

                                    By: /s/ John Burke
                                       --------------------------
                                       John Burke
                                       Its Attorney-in-Fact

                               "MANAGER"

                               G&L REALTY PARTNERSHIP, L.P.,
                               a Delaware limited partnership

                               By:  G&L Realty Corp.,
                                    a Maryland corporation,
                                    its general partner

                                    By:    /s/ Gary Grabel
                                          ------------------------------
                                          Name: Gary Grabel
                                               -------------------------
                                          Title: SVP
                                                ------------------------

The undersigned has executed this Agreement solely for the purpose of agreeing to the provisions of Rider "1" hereto.
                     ---------

                                     "REIT"

                                     G&L REALTY CORP.,
                                     a Maryland corporation


                                     By:    /s/ Gary Grabel
                                          ------------------------------
                                          Name: Gary Grabel
                                               -------------------------
                                          Title: SVP
                                                ------------------------

                                   EXHIBIT A
                                   ---------

                               Legal Description
                               -----------------


                             [See Attached Pages]

                                                                  BEDFORD
                                   EXHIBIT A


                               Legal Description


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY .

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS , COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL with THE NORTHEASTERLY LINE OF SAID LOT 9 , A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL with the NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL with THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHEASTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM the MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG The NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 336 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD



WHOLE As FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID lot 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES 05 SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG The SOUTHEASTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO The POINT OF BEGINNING.

                                   EXHIBIT B
                                   ---------

                                 INITIAL BUDGET
                                 --------------

                                  June 1996   July 1996   August 1996
                                  ---------   ---------   -----------
Utilities                           $18,930     $19,095       $22,245
Repairs & Maintenance                19,718      16,100        15,544
Parking                               6,750       5,590         5,292
General & Administrative (1)          9,889       9,889         9,889
Insurance (2)                         6,531       6,531         6,531
Real Estate Taxes (2)                20,750      20,750        20,750
Management Fee (3)                   11,000      11,000        11,000
                                    -------     -------       -------
                                     93,568      88,955        91,251



(1)  Based on TTM average
(2)  Based on G&L; to be escrowed
(3)  Estimate. Actual amount to be paid determined as provided in Section 5. 1
                                                                  ------------

                                   EXHIBIT C
                                   ---------

                             LETTER OF INSTRUCTION
                             ---------------------


                             [See Attached Pages]

                             LETTER OF INSTRUCTIONS
                             ----------------------

Tokai Bank of California
534 West 6th Street
Los Angeles, California 90071

     Re Property Management Agreement (the "AGREEMENT") dated as of May 24, 1996 by and between G&L Realty Partnership, L.P., a Delaware limited partnership ("Manager") and Loan Asset Structured Trust I, a Delaware Trust ("OWNER")

Ladies and Gentlemen:

          This Letter of Instructions ("LETTER") is in respect to deposit account no._____________ (the "COLLECTION ACCOUNT") which has been established at Tokai Bank of California ("DEPOSITORY") by Manager.

          (1) Sweep Instructions:    Effective  immediately,  Manager  hereby
              ------------------
irrevocably instructs and authorizes you on each banking day to disburse funds held in the Collection Account in the manner set forth herein. On the third business day following the day a deposit of funds is made to the Collection Account, Depository shall disburse those funds deemed Final and collected under the UCC (in excess of the minimum balance required by Depository and less any applicable service fees) . The funds shall be disbursed by wire transfer of immediately available funds to the following deposit account (the "CASH COLLATERAL ACCOUNT"):

                    Wilmington Trust Company
                    ABA NO.: 031100092
                    Credit:  Loan Asset Structured Trust I
                    Account No.: 40007-0
                    Attn:  David A. Vanaskey, Jr.
                    Telephone:  (302) 651-8726

The minimum balance referred to above shall be $20,000.00. Depository shall deduct any and all applicable fees directly from the Collection Account. Any interest earned on the Collection Account shall be paid to the Collection Account. Owner (or any Service designated by Owner by written notice to Depository) may hereafter amend or rescind these instructions upon written notice to Depository. Upon receipt of any amendment to these instructions, Depository reserves the right to follow such amendment or terminate this Letter as set forth in Paragraph 3(a).

          (2) NOTICE OF RIGHTS: Pursuant to the Agreement (i) Manager has waived
              ----------------
all right of withdrawal from the Collection Account; and (ii) Manager has acknowledged and agreed that Owner may at any time (a) demand and receive any and all amounts in, or represented by, the Collection Account and/or (b) request that Depository transfer the same to Owner.

          Notwithstanding this Paragraph 2, Manager and Owner hereby acknowledge that Depository is not a party to, nor has any knowledge of the specific terms of the Agreement between Manager and Owner, and Depository shall have no responsibility to know or interpret the terms of the Agreement.

          (3) TERMINATION: This Letter may be terminated by Depository (a) at
              -----------
any time, without cause, upon thirty (30) days written notice; or (b) with cause, upon twenty-four (24) hours written notice to Owner. Upon termination, all funds remaining in the Collection Account shall be forwarded to Owner after all deductions for Depository's fees, overdrafts and resumed items have been processed.

          (4) OVERDRAFTS AND RETURNED ITEMS: Depository shall charge back to the
              -----------------------------
Collection Account any overdraft or resumed item without prior notice to Manager or Owner. Manager and Owner agree that each shall be jointly and severally liable for any overdrafts or resumed items, and in the event this Letter has been terminated either by Depository or any other party, Manager and Owner each agree to reimburse Depository for the same, upon demand, and without first requesting payment from the other or any third party. Nothing in this letter shall preclude Depository from placing holds on checks or sending deposited items for collection.

          (5) GOVERNING LAW: This Letter shall be governed by the laws of the
              -------------
State of California. Notwithstanding the terms of this Letter, in the event that Depository receives conflicting instructions regarding the Collection Account from Manager or Owner, the party sending such instructions to Depository shall be deemed an "adverse claimant" as set forth in California Financial Code
Section 952 and the provisions of Section 952 shall govern the actions of the parties, including Depository, thereafter. Depository may, but shall not be required to interplead funds if any dispute between the parties continues. In addition, Manager and Owner acknowledge that Depository's duties as set forth in this Agreement may be subject to Depository's compliance with legal process served on Depository by Manager, Owner or third parties.

          (6) DEPOSITORY ACKNOWLEDGMENT: Depository hereby acknowledges receipt
              -------------------------
of the irrevocable sweep instructions set forth in Paragraph 1 above. Except as to the amount of any fees and expenses relating to the maintenance of the Collection Account, or the completion of the fund transfers hereinabove described, and except for set-off rights with respect to returned items and overdrafts in the Collection Account, Depository waives any right of set-off against the Collection Account whether now existing or hereafter arising by contract or as a matter of law. Manager shall have no right of withdrawal as to the Collection Acquaint, however Depository, upon the request of Manager, will release to Manager any and all information for the period prior to the termination or expiration of the Agreement with respect to amounts remaining in the Collection Account and amounts transferred out of the Collection Account (which communication may be oral or written at the option of Manager).

          (7) INDEMNIFICATION:  Manager agrees to indemnify, defend and hold
              ---------------
Depository, its parent, affiliates, subsidiaries, and their respective officers, employees and agents harmless from and against all claims, actions, damages, losses, liabilities and expenses

(including reasonable attorney's fees and court costs) arising out of Depository's actions or omissions pursuant to this Letter.

          (8) BANKING DAY: As used in this Letter, the term "banking day" means
              -----------
any day on which the Depository is open for substantially all of its business.


          (9) ENTIRE AGREEMENT: This Letter and Depository's account rules and
              ----------------
regulations constitute the entire agreement by Bank with respect to this deposit and disbursement arrangement. There are no understandings or agreements with Depository relative to the arrangement which are not set forth in this Letter. The parties agree that the provisions of this Letter shall govern in the event of an inconsistency with Depository's rules and regulations.

          (10) DEPOSITORY'S LIABILITY: It is the intention of the parties that
               ----------------------
Depository merely receives deposits and disburses Collection Account funds as stated in this Letter. Depository assumes no duty to discharge any obligation of Manager to Owner or others. If Depository disburses payments later than acceptable as provided for in Paragraph 1, its liability for making late disbursements shall not exceed the amount of interest which would have been paid on such funds had the funds been deposited in the Cash Collateral account in a timely manner in accordance with Paragraph 1. Depository shall not be responsible for any consequential, incidental, indirect or special damages which exceed this amount in connection with any such disbursements deemed late, including but not limited to disbursements deemed late resulting from Depository acts as provided for in Paragraph 5, above. Nor shall Depository be responsible for any claim, damage, loss, liability, cost, expense or delay caused by equipment breakdown, electrical or mechanical failure, causes beyond Depository's reasonable control, the failure of either party to give Depository clear and explicit notices and instructions in the manner described in this Letter, or damages caused (in whole or in part) by the party seeking redress. Manager and Owner understand and agree that the fees charged by Depository for this arrangement and the Collection Account shall be deemed to have been established in contemplation of the limitations on Depository's liability set forth in this section.

          (11) AMENDMENTS: This letter shall be construed and governed by
               ----------
California law and may only be amended in a writing signed by Depository, Owner and Manager.

          (12) NOTICES: All notices required by this Letter shall be delivered
               -------
or mailed to the other parties at the following addresses:

           DEPOSITORY

                    Tokai Bank of California
                    534 West Sixth Street
                    Los Angeles, California 90014
                    Attn:  Mary LeBlanc
                    Telephone:_______________
                    FACSIMILE:_________________

           MANAGER:

                    G&L Realty Partnership, L.P.
                    439 No. Bedford Drive
                    Beverly Hills, California 90210
                    Attn: Gary Grabel
                    Telephone: (310) 273-9930
                    Facsimile: (310) 859-9032

               OWNER:

                    Nomura Asset Capital Corporation
                    2 World Financial Center, Building B
                    New York, New York 1028 1-1198
                    Attn: Sheryl McAfee
                    Telephone: (212) 667-1653
                    Facsimile: (212) 667-1206

               Each party may change its address for notices by giving prior written notice to the other parties.

          (13) NO ASSIGNMENTS: Neither Manager nor Owner shall assign any right
               --------------
or duty with respect to the Collection Account, this Letter or Collection Account funds without the prior written consent of Depository and the other party.

          (14) CHECK PROCESSING: Depository (a) need not visually examine any
               ----------------
item with a face amount of less than $10,000.00 for unauthorized signatures, endorsements, alterations or other irregularities; and (b) may rely solely on information which has been imprinted on an item in magnetic ink by the check printer or any collecting bank, notwithstanding the fact that such information may differ from any handwritten information on such item.

          (15) COUNTERPARTS: This Letter may be executed in counterparts, and
               ------------
each such counterpart shall be deemed together as one original agreement. This Letter may be executed on facsimile signature pages.

          Please acknowledge receipt of this Letter and your agreement to the terms described below by executing and returning one counterpart of this letter to the undersigned.

                                   Very truly yours,

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp.,
                                   a Maryland corporation,
                                   its general partner


                                   By:
                                      --------------------------------
                                      Name:
                                            --------------------------
                                      Title:
                                            --------------------------

"DEPOSITORY"

TOKAI BANK OF CALIFORNIA

By:
   --------------------------------
   Name
   Title:

Acknowledge and Agreed to:


- -----------------------------------
"OWNER"

LOAN ASSET STRUCTURED TRUST I,
a Delaware trust

By:  WILMINGTON TRUST COMPANY,
     not in its individual capacity,
     but solely as owner trustee

     By:
        ----------------------------
        John Burke
        Its Attorney-in-Fact

                                    RIDER 1
                                    -------

                              ADDITIONAL INDEMNITY
                              --------------------


          SECTION 1. DEFINED TERMS.
                     -------------

          "Governmental Authority" means the United States of America, any State
           -----------------------
thereof, any political subdivision of either of them, any agency, department, commission , court, board, bureau or instrumentality of any of them, or any quasi-public agency established by any of the foregoing, including, without limitation, any insurance rating organization or board of fire underwriters which exercises jurisdiction over the Property.

          "Hazardous Materials" means any chemical, material or substance
           --------------------
defined as or included in the definition of "hazardous substances" , "hazardous wastes", "hazardous materials", "regulated substances", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or words of similar import under any applicable local, state or federal law as now or at any time hereafter in effect or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sec .9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sec. 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq.; and all state and local statutes of like import as now or at anytime hereafter in effect. Without limiting the generality of the foregoing, the term "Hazardous Materials" shall include, to the extent such materials are regulated by any Hazardous Materials Law, (a) any oil, flammable substances, explosives, radioactive materials, hazardous wastes, chemicals, or substances, or toxic wastes; (b) asbestos in any form; (c) urea formaldehyde foam insulation; (d) lead, in paint or drinking water; (e) transformers and other equipment which contain polychlorinated biphenyls; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which poses a hazard to the health or safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property.

          "Hazardous Materials Law" means any federal, state or local law, rule,
           ------------------------
ordinance, regulation, permit, order, decision, or policy as now or at any time hereafter in effect relating to any Hazardous Materials (including, without limitation, the use, generation, treatment, handling, transportation, production, disposal, discharge, removal, remediation or storage thereof);

          SECTION 2. INDEMNITIES.
                     ------------

          Indemnities. Manager and G&L REALTY CORP., a Maryland corporation
          -----------
("REIT," and together with Manager, the "INDEMNITORS"), shall, jointly and severally, indemnify, defend (with counsel acceptable to Owner) and save harmless Owner from and against any and all damages, losses, liabilities, obligations, penalties, claims, demands, judgments, suits, proceedings, expenditures, costs, disbursements or expenses (including, without limitation, all costs of investigations, monitoring, clean-up, remediation, removal, restoration, court costs and attorneys' and experts' fees and expenses) of any kind or nature whatsoever (collectively, the "Indemnified Matters") which may, at any time or from time to time, be imposed upon, incurred by or asserted or awarded against Owner, by reason of, or arising from or out of:

          (i) the presence of any Hazardous Materials at, on, in, above, under or affecting all or any portion of the Property upon or after the Closing Date and during the term of this Agreement, without regard to the source or origin of such discharge or the ownership of the Property at the time of the violation or presence of such Hazardous Materials;

          (ii) the discharge of any Hazardous Materials in existence upon or after the Closing Date and during the term of this Agreement from the Property into or onto any lands, surface waters, ground waters or air space adjacent to or in the vicinity of the Property; or

          (iii) Owner's enforcement (or attempted enforcement) of any of the provisions of this indemnity or the assertion by any of the Indemnitors of any defense to their obligations hereunder.

Without limiting the generality of the foregoing, the scope of the indemnification provided to Owner by this indemnity shall extend to and include any diminution in the value of the Property which is caused after the Closing and during the term of this Agreement, directly or indirectly, by any of the events described in clauses (i) or (ii) above. The scope of the foregoing indemnity shall not include any Indemnified Matter to the extent that such Indemnified Matter results from the gross negligence or willful misconduct of Owner or its authorized agents, as determined by a court of competent jurisdiction.

          SECTION 3. RECOURSE.
                     ---------

          The Indemnitors agree that the obligations of the Indemnitors under this Agreement are separate, independent of and in addition to the undertakings of Manager (or REIT) under the Deed in Lieu Agreement, the other Deed in Lieu Documents, or any other agreement or document. The Indemnitors agree that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Deed in Lieu Agreement or any of the other Deed in Lieu Documents.

          SECTION 4. INDEMNITORS' OBLIGATIONS JOINT, SEVERAL AND UNCONDITIONAL.
                     ----------------------------------------------------------

          (a) The Indemnitors, jointly and severally, hereby agree that their obligations under this indemnity will be paid strictly in accordance with the terms of this indemnity, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the Deed in Lieu Documents or affecting any of the rights of Owner with respect thereto. The obligations of the Indemnitors under this indemnity shall be joint and several and absolute and unconditional irrespective of: (i) any other instrument or document executed or delivered in connection herewith; (ii) any alteration , amendment, modification, release, termination or cancellation of any provisions hereof, or any Deed in Lieu Document, or any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the obligations of the Indemnitors contained in any Deed in Lieu Document; (iii) any waiver of, or consent to any departure from, any provision contained herein or in any Deed in Lieu Document;
(iv) any alteration, modification, amendment, release, termination or cancellation of, or waiver of or consent to any departure from, any other indemnity or guaranty given in connection herewith or with the Deed in Lieu Documents; (v) any negligence by Owner in the administration or enforcement of the obligations under the Deed in Lieu Documents or hereunder or any delay in enforcing such obligations or in realizing on any collateral for such obligations; (vi) any failure by Owner to advise the Indemnitors of adverse changes in the financial condition of Manager, REIT or tile Property; (vii) any other circumstance which might otherwise constitute a defense (legal, equitable or otherwise) available to, or a discharge of, any or all of the Indemnitors or any other guarantor or indemnitor with respect to any or all of the obligations under this indemnity or the Deed in Lieu Documents; or (viii) any change after the Closing Date in any laws with respect to Hazardous Materials, the effect of which may be to make Owner liable, or increase Owner's liability, thereunder. The Indemnitors agree that any exculpatory language contained in any of the Deed in Lieu Documents shall in no event apply to this indemnity, and will not prevent Owner from proceeding against the Indemnitors to enforce this indemnity in accordance with the terms of this indemnity.

          (b) This Indemnity Agreement: (i) is a continuing indemnity and shall remain in full force and effect until the satisfaction in full of all of the obligations of the Indemnitors hereunder; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the obligations hereunder is rescinded or must otherwise be returned by Owner upon the insolvency, bankruptcy or reorganization of any or all of the Indemnitors or otherwise, all as though such payment had not been made.

          SECTION 5. WAIVERS.
                     --------

          The Indemnitors hereby waive: (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any obligation by the Indemnitors; (iii) notice of any actions taken by Owner, the Indemnitors or any interested party under any Deed in Lieu Document or any other agreement or instrument relating thereto; and (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the obligations of the Indemnitors hereunder the omission of or delay in which, but for the provision of this Section 5, might constitute grounds for relieving
                              ---------
the Indemnitors of their obligations hereunder; (v) the right to a trial by jury of any dispute arising under, or relating to, this indemnity or the Deed in Lieu Documents; (vi) any requirement that Owner exhaust any right or take any action against the Indemnitors or any other person as a precondition to Owner's right to enforce this indemnity in accordance with its terms; or (vii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, including, without limitation, by

                                   SCHEDULE I
                                   ----------

                                   INSURANCE
                                   ---------

          (i) Insurance with respect to the Property against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent Owner or Manager from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of such Property, the term "full insurable value" to mean the actual replacement cost of the improvements and personal property on or at the Property (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer or by Owner;

          (ii) Comprehensive general liability insurance, including bodily injury, death and property damage liability, and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon Owner or Manager, and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Property, in such amounts as are generally required for properties comparable to the Property but in no event with limits of less than $1,000,000.00 per occurrence with combined single limit coverage for bodily injury or property damage, and excess (umbrella) liability coverage of no less than $10,000,000.00 per occurrence;

          (iii) Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by Manager), with respect to any work on or about the Property;

          (iv) Business interruption and/or loss of "rental value" insurance for the Property in an amount equal to eighteen months' estimated operating income attributable to the Property and based on the operating income for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty;

          (v) If all or any portion of the improvements, or any portion of the real property which, if lost or flooded, would have a material adverse effect on the Property as a whole, is located within a federally designated flood hazard zone, flood insurance in an amount equal to the lesser of the full insurable value of the Property or the maximum amount available (provided, however, that if Manager believes that it is no longer necessary to maintain flood insurance with respect to the Property pursuant to this provision, Manager shall notify Owner in writing of such circumstances and Owner shall have the opportunity to direct Manager to retain or cancel such insurance);

          (vi) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Property, in such amounts as Owner may from time to time reasonably require;

                                Schedule I - 1

          (vii) Insurance against damage resulting from earthquake(s) in an amount not less than the probable maximum loss at the Property as determined by Owner (such amount, the "PROBABLE MAXIMUM LOSS"), with a deductible not greater than ten percent (10%) of the Probable Maximum Loss, or in such other amounts and with such other deductibles as Owner shall determine in writing, from time to time; and

          (viii) Such other insurance with respect to loss or damage as is requested by the Property against Owner.

The insurance coverage described in this Schedule I: (i) must be maintained by
                                         ----------
Manager for Owner with companies approved by Owner and licensed to do business in the state where the Property is located, with a financial size category of not less than IX and a claims paying ability rating of "AA" (or the equivalent) or better ("A" (or the equivalent) or better for the insurance coverage described in clause (vii) above) by Standard & Poor's Ratings Group; (ii) shall name Owner and its successors and/or assigns as their interest may appear as the owner; (iii) shall name Owner as the person to which all payments made by such insurance company shall be paid; (iv) shall provide the original policies to Owner; and (v) otherwise shall be approved by Owner as to amounts, form, risk coverage, deductibles, loss payees and insureds. Manager shall cause to be paid the premiums for such policies as the same become due and payable and shall furnish to Owner evidence of the renewal of each of the policies with receipts for the payment of the insurance premiums. Owner shall be entitled to all proceeds of every insurance policy and Manager hereby acknowledges the same. Without limiting the generality of the foregoing, following the occurrence of any casualty or damage involving the Property or any part thereof, Manager shall give prompt notice thereof to Owner and shall cause all insurance proceeds payable as a result of such casualty or damage to be paid directly into the [Collection] Account. Owner shall participate in and approve in writing any compromise, adjustment or settlement in connection with any claims for loss, damage or destruction under any policy or policies of insurance.

                                 Schedule I - 2